UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2008


                            Gouverneur Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        United States                  1-14910              04-3429966
-------------------------------      ------------       -------------------
(State or other jurisdiction of      (Commission          (IRS Employer
        incorporation)               File Number)       Identification No.)


                  42 Church Street, Gouverneur, New York 13642
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code): (315) 287-2600
                                                            --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03   Amendments to Articles of Incorporation; Change in Fiscal Year.
            --------------------------------------------------------------

            On October 3, 2008, Gouverneur Bancorp, Inc. (the "Company") filed amendments to its Charter that (i) effectuated a 1-for-100 reverse stock split of its outstanding shares of common stock, such that shareholders of record owning fewer than 100 shares of common stock had such shares converted into the right to receive $10.00 for each share of common stock held prior to the reverse stock split, and (ii) immediately thereafter, effectuated a 100-for-1 forward stock split.

Item 8.01   Other Events.
            ------------

            On October 6, 2008, the Company announced that it had filed amendments to its Charter to effectuate a reverse 1-for-100 stock split followed immediately by a forward 100-for-1 stock split and to announce quotation on the OTC Bulletin Board under the symbol "GOVB." The press release is included as
Exhibit 99.1 to this Report and is furnished herewith.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

            (d)   Exhibits

                  Number       Description
                  ------       ------------------------------------------------
                   3.1         Amendment to Charter to effectuate reverse stock
                               split

                   3.2 Amendment to Charter to effectuate forward stock split

                   99.1        Press Release dated October 6, 2008


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Gouverneur Bancorp, Inc.

Date: October 6, 2008                  By: /s/ Richard F. Bennett
                                           -------------------------------------
                                           Richard F. Bennett
                                           President and Chief Executive Officer




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